                                                                   EXHIBIT 10.78

                              REDEMPTION AGREEMENT

       REDEMPTION AGREEMENT, dated as of September 8, 2000, entered into by and among Fidelity Holdings, Inc., a Nevada corporation (the "Company"), Strong River Investments, Inc. ("Strong River") and Montrose Investments Ltd. ("Montrose" and together with Strong River, the "Investors" and each an "Investor").

                                    RECITALS

       WHEREAS, the Investors severally have acquired and are the holders of certain warrants to purchase shares of the Common Stock, $.01 par value per share (the "Common Stock"), of the Company, designated as "Adjustable Warrants" pursuant to (i) that certain Securities Purchase Agreement, dated as of December 8, 1999, between the Company, the Investors and Augusta Street LLC (the "December 1999 Agreement") and (ii) that certain Securities Purchase Agreement, dated as of February 8, 2000, between the Company, the Investors and Augusta Street LLC (the "February 2000 Agreement" and together with the December 1999 Agreement, the "Securities Purchase Agreements"); and

       WHEREAS, the Company and the Investors desire that the Company redeem all of the Adjustable Warrants held by the Investors on the terms and conditions set forth herein.

       NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Company and the Investors hereby agree as follows:

       1. Redemption of Warrants. Concurrently with the execution and delivery of this Agreement, each Investor shall deliver or cause to be delivered to the Company the Adjustable Warrants held by such Investor, and the Company shall redeem all such Adjustable Warrants by paying the consideration specified in paragraph 2 below.


       2. Consideration for Redemption. As payment in full for the redemption of the Adjustable Warrants, concurrently with the execution and delivery of this Agreement, the Company shall (i) pay to each Investor the sum of $833,333.33 by wire transfer of immediately available funds to an account designated in writing by such Investor, (ii) execute and deliver a promissory note (a "Note") to each Investor for up to an additional $1,375,000 in the form attached hereto as Exhibit A, and (iii) deliver or cause to be delivered to each Investor a stock certificate, with restrictive legend, subject to removal subject to resale with a prospectus, representing 131,196 shares of Common Stock, which shares shall be registered in the name of such Investor and shall be freely tradeable.


       3. Effect of Redemption. (a) Upon delivery of the Adjustable Warrants to the Company and payment of the consideration specified in paragraph 2, (i) the Adjustable Warrants shall be canceled by the Company and (ii) the Investors shall have no further rights as holders of Adjustable Warrants.

              (b) Notwithstanding anything herein to the contrary, upon delivery of the Adjustable Warrants and payment of the consideration specified in paragraph 2 hereof, insofar as they relate to the Investors, Sections 3.10 and 3.13 of each Securities Purchase Agreement shall be deleted in their entirety, rendered null and void, and the Investors shall have no rights and obligations thereunder. All other sections of the Securities Purchase Agreements, and all other transaction documents executed in connection with the execution of any of the Securities Purchase Agreements, shall continue in full force and effect and shall not be impaired by the terms of this Agreement.

              (c) Upon delivery of the Adjustable Warrants and payment of the consideration specified in paragraph 2, the Investors shall have no further rights as holders of Adjustable Warrants under the Registration Rights Agreement executed in connection with the execution of each Securities Purchase Agreement.


       4. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Investors:

              (a) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Notes (together, the "Transaction Documents") and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no further corporate action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

              (b) The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, indenture or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.


              (c) The shares of Common Stock to be issued to the Investors pursuant to paragraph 2 hereof are duly authorized and, when issued in accordance with the terms hereof, shall have been duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind.


       5. Representations and Warranties of the Investors. Each of the Investors severally represents and warrants to the Company that (i) the Investor has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder, (ii) the execution and delivery of this Agreement by the Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Investor, (iii) this Agreement has been duly executed by the Investor and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms and (iv) the Investor is acquiring the shares of Common Stock for its own account for investment purposes only and not with a view to or for distributing or reselling such shares or any part thereof or interest therein.



       6. Releases. Upon execution of this Agreement and for good and valuable consideration to be given in accordance with the provisions of the Agreement, each of the Investors severally covenants not to sue and releases and discharges Fidelity Holdings, Inc., its subsidiaries, officers, directors and employees, successors, affiliates and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands in law, admiralty or equity, which the Investors or their heirs, executors, administrators, successors and assigns ever had, now have, or hereafter can, shall or may have from the beginning of the world to the date of this Agreement, with respect to any rights and obligations that may arise out of any ownership of the Adjustable Warrants, except with respect to any rights or obligations under this Agreement. Additionally, each Investor covenants that it has not filed and has not joined in any filing, and covenants not to initiate or cause to be initiated on its behalf, any complaint, charge, claim or proceeding (each, a "Proceeding") against the Company based on the Investors' ownership of Adjustable Warrants before any local, state or Federal agency, court or other body, other than with respect to the obligations of the Company to the Investors under this Agreement, and agrees not to voluntarily participate or join in any Proceeding.

       7. Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York, as applied to agreements among New York residents entered into and to be performed entirely within New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

       8. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.


       9. Entire Agreement; Amendments. This Agreement (including the Exhibit hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by all parties hereto.


       10. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this paragraph prior to 8:00 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 8:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:


           If to the Company:                            Fidelity Holdings, Inc.
                                                         80-02 Kew Gardens Road, Suite 5000
                                                         Kew Gardens, New York 11415
                                                         Facsimile No.:  (718) 793-4841
                                                         Attn:  Bruce Bendell, Chairman

           With copies to:                               Littman Krooks Roth & Ball P.C.
                                                         655 Third Avenue
                                                         New York, New York 10017-5617
                                                         Attn: Mitchell C. Littman, Esq.
                                                         Facsimile No.: (212) 490-2990

           If to an Investor:                            To the address set forth under
                                                         such Investor's name on the signature pages hereto.

       11. Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       12. Survival. The representations, warranties and agreements herein shall survive the consummation of the transactions described herein.

       13. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

       IN WITNESS WHEREOF, the parties hereto have executed this Redemption Agreement effective as of the day and year first above written.

                                FIDELITY HOLDINGS, INC.


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:


                                STRONG RIVER INVESTMENTS, INC.


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:

                                Address for Notice:

                                Strong River Investments, Inc.
                                c/o Cavallo Capital Corp.
                                630 Fifth Avenue, Suite 2000
                                New York, NY 10111
                                Facsimile No.: (212) 332-3256
                                Attn: Avi Vigder

                                With copies to:

                                Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                                New York, NY  10104
                                Facsimile No.:  (212) 541-4630
                                Attn:     Eric L. Cohen. Esq. and
                                          Kenneth L. Henderson, Esq.

                                    MONTROSE INVESTMENTS LTD.


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:

                                    Address for Notice:

                                    Montrose Investments Ltd.
                                    300 Crescent Court, Suite 700
                                    Dallas, TX 75201
                                    Facsimile: (214) 758-1221
                                    Attn: Will Rose and Kim Rozman

                                    With copies to:

                                    Robinson Silverman Pearce Aronsohn &
                                       Berman LLP
                                    1290 Avenue of the Americas
                                    New York, NY  10104
                                    Facsimile No.:  (212) 541-4630
                                    Attn:     Eric L. Cohen. Esq. and
                                               Kenneth L. Henderson, Esq.

                                                                     EXHIBIT A

                                 PROMISSORY NOTE


$1,375,000                                                    September 8, 2000
                                                             New York, New York


                     FOR VALUE RECEIVED, FIDELITY HOLDINGS, INC., a Nevada corporation ("Payor"), having an address at 80-02 Kew Gardens Road, Suite 5000, Kew Gardens, New York 11415, hereby promises to pay to the order of STRONG RIVER INVESTMENTS, INC. ("Payee") at c/o Cavallo Capital Corp., 630 Fifth Avenue, Suite 2000, New York, NY 10111, or at such other address as may be designated from time to time hereafter by Payee, in lawful money of the United States of America and in immediately available funds, the principal sum of up to ONE MILLION THREE HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,375,000) (the "Principal Amount") in accordance with the payment schedule set forth herein. This Note is one of two promissory notes issued pursuant to a certain Redemption Agreement, dated as of even date herewith, among Payor, Payee and Montrose Investments Ltd. ("Montrose"). These promissory notes, together with a note issued by Payor to Augusta Street LLC on the date hereof in the amount of $1,166,666.67, are referred to herein as the "Investor Notes."


                     1. Payment Schedule. (a) Three hundred thirty-three thousand three hundred forty dollars ($333,340.00) of the principal of this Note shall be payable on September 30, 2000.

                            (b)    The remaining $1,041,660 of principal of the
Note shall be payable thereafter in 18 equal monthly installments of $57,870, which payment shall be made on the 1st of each month, beginning with November 1, 2000.

                            (c)    Notwithstanding the provisions of paragraph
(a) and (b) above, Payor may, at its election, fulfill its payment obligations under this Note by making payments of (i) $750,000.000 on the date that is 30 calendar days following the date hereof, and (ii) $416,666.67 on the date that is 60 calendar days from the date hereof, in which event, no other payments shall be due and payable under this Note.

                     2. Interest on Late Payments. If any amount due hereunder is not paid when due, such amount until paid shall bear interest at a per annum rate equal to fifteen percent (15%) or, if less, the maximum rate permitted by applicable law.

                     3. Prepayment. This Note may be prepaid in whole or in part at any time without penalty or premium upon the prior consent of Payee; provided that Montrose shall be entitled to prepayment on the Investor Note held by Montrose to the same extent as any prepayment to be made hereunder.

                     4. Acceleration of Payment. This Note shall automatically become due, and the outstanding Principal Amount and any accrued but unpaid interest thereon become payable without any action on the part of Payee, in the event (i) Payor becomes subject, as debtor, to any voluntary or involuntary bankruptcy or insolvency proceeding, (ii) Payor makes an assignment for the benefit of its creditors, (iii) a receiver or trustee is appointed with respect to Payor or any of its properties, assets or business, (iv) Payor fails to make any payment hereunder within ten days after the same becomes due and payable, or (v) Payor fails to make any payment under any other Investor Note within ten days after the same becomes due and payable.

                     5. Affirmative Waivers; Costs of Collection. Payor (a) hereby waives presentment, demand, protest, notice of protest and/or dishonor, and all other demands or notices of any sort whatsoever with respect to this Note and (b) agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred in the collection of this Note.

                     6. Amendments, Etc. No amendment or waiver of any provision of this Note, nor consent to any departure by Payor herefrom, shall in any event be effective unless the same shall be in writing and signed by Payee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that the obligations of Payor hereunder shall terminate upon the payment in full of any and all monies due and owing by Payor to Payee.

                     7. No Waiver; Remedies. No failure on the part of Payee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                     8. Partial Invalidity. If any provision hereof is, for any reason and to any extent, determined by a court of competent jurisdiction to be invalid or unenforceable with respect to any person, entity or circumstance, then neither the remainder of this Note, nor the application of the provision to other persons, entities, or circumstances, shall be affected thereby, but instead shall be enforceable to the maximum extent permitted by law.

                     9. Binding Effect. This Note shall be binding upon Payor and its successors and shall inure to the benefit of Payee and its successors and assigns. The term "Payee," as used herein, shall also include any endorsee, assignee or other payee of this Note.

                     10. Governing Law. This Note and the rights and obligations of Payor and Payee hereunder shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof. Payor hereby agrees that any proceeding arising out of or in connection with this Note may, if a Payee so elects, be brought and enforced in any state court or, or any United States District Court situate in, the State of New York, and Payor hereby irrevocably submits to the non-exclusive jurisdiction of such courts and waives any objection to jurisdiction or venue in any such proceeding commenced in such court. Payor hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to Payor at its address set forth on page 1 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                     11. Waiver of Jury Trial. PAYOR KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS NOTE, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEE TO ENTER INTO THE LOAN TRANSACTION EVIDENCED BY THIS NOTE.

                     12. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, Payor shall execute and deliver to Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, Payor may require Payee to deliver to Payor an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

                     13. Due Authorization. This Note has been duly authorized, executed and delivered by Payor and is the legal obligation of Payor, enforceable against Payor in accordance with its terms.

                     14. Indemnity. Payor shall indemnify and hold Payee harmless from and against any and all losses, liabilities, claims, damages or expenses arising out of the making or holding of the loan represented by this Note, including, without limitation, the fees and expenses of counsel.

       IN WITNESS WHEREOF, Payor has caused this Note to be duly executed and delivered as of the date first set forth above.


                                         FIDELITY HOLDINGS, INC.


                                         By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

                                 PROMISSORY NOTE


$1,375,000                                                       August __, 2000
                                                              New York, New York


                     FOR VALUE RECEIVED, FIDELITY HOLDINGS, INC., a Nevada corporation ("Payor"), having an address at 80-02 Kew Gardens Road, Suite 5000, Kew Gardens, New York 11415, hereby promises to pay to the order of MONTROSE INVESTMENTS LTD. ("Payee") 300 Crescent Court, Suite 700, Dallas, TX 75201, or at such other address as may be designated from time to time hereafter by Payee, in lawful money of the United States of America and in immediately available funds, the principal sum of up to ONE MILLION THREE HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,375,000) (the "Principal Amount") in accordance with the payment schedule set forth herein. This Note is one of two promissory notes issued pursuant to a certain Redemption Agreement, dated as of even date herewith, among Payor, Payee and Strong River Investments, Inc. ("Strong River"). These promissory notes, together with a note issued by Payor to Augusta Street LLC in the amount of $1,166,666.67, are referred to herein as the "Investor Notes."

                     1. Payment Schedule. (a) Three hundred thirty-three thousand three hundred forty dollars ($333,340.00) of the principal of this Note shall be payable on September 30, 2000.

                            (b)    The remaining $1,041,660 of principal of the
Note shall be payable thereafter in 18 equal monthly installments of $57,870, which payment shall be made on the 1st of each month, beginning with November 1, 2000.

                            (c)    Notwithstanding the provisions of paragraph
(a) and (b) above, Payor may, at its election, fulfill its payment obligations under this Note by making payments of (i) $750,000.000 on the date that is 30 calendar days following the date hereof, and (ii) $416,666.67 on the date that is 60 calendar days from the date hereof, in which event, no other payments shall be due and payable under this Note.

                     2. Interest on Late Payments. If any amount due hereunder is not paid when due, such amount until paid shall bear interest at a per annum rate equal to fifteen percent (15%) or, if less, the maximum rate permitted by applicable law.

                     3. Prepayment. This Note may be prepaid in whole or in part at any time without penalty or premium upon the prior consent of Payee; provided that Strong River shall be entitled to prepayment on the Investor Note held by Strong River to the same extent as any prepayment to be made hereunder.

                     4. Acceleration of Payment. This Note shall automatically become due, and the outstanding Principal Amount and any accrued but unpaid interest thereon become payable without any action on the part of Payee, in the event (i) Payor becomes subject, as debtor, to any voluntary or involuntary bankruptcy or insolvency proceeding, (ii) Payor makes an assignment for the benefit of its creditors, (iii) a receiver or trustee is appointed with respect to Payor or any of its properties, assets or business,
(iv) Payor fails to make any payment hereunder within ten days after the same becomes due and payable, or (v) Payor fails to make any payment under any other Investor Note within ten days after the same becomes due and payable.

                     5. Affirmative Waivers; Costs of Collection. Payor (a) hereby waives presentment, demand, protest, notice of protest and/or dishonor, and all other demands or notices of any sort whatsoever with respect to this Note and (b) agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred in the collection of this Note.

                     6. Amendments, Etc. No amendment or waiver of any provision of this Note, nor consent to any departure by Payor herefrom, shall in any event be effective unless the same shall be in writing and signed by Payee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that the obligations of Payor hereunder shall terminate upon the payment in full of any and all monies due and owing by Payor to Payee.

                     7. No Waiver; Remedies. No failure on the part of Payee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                     8. Partial Invalidity. If any provision hereof is, for any reason and to any extent, determined by a court of competent jurisdiction to be invalid or unenforceable with respect to any person, entity or circumstance, then neither the remainder of this Note, nor the application of the provision to other persons, entities, or circumstances, shall be affected thereby, but instead shall be enforceable to the maximum extent permitted by law.

                     9. Binding Effect. This Note shall be binding upon Payor and its successors and shall inure to the benefit of Payee and its successors and assigns. The term "Payee," as used herein, shall also include any endorsee, assignee or other payee of this Note.

                     10. Governing Law. This Note and the rights and obligations of Payor and Payee hereunder shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof. Payor hereby agrees that any proceeding arising out of or in connection with this Note may, if a Payee so elects, be brought and enforced in any state court or, or any United States District Court situate in, the State of New York, and Payor hereby irrevocably submits to the non-exclusive jurisdiction of such courts and waives any objection to jurisdiction or venue in any such proceeding commenced in such court. Payor hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to Payor at its address set forth on page 1 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                     11. Waiver of Jury Trial. PAYOR KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS NOTE, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEE TO ENTER INTO THE LOAN TRANSACTION EVIDENCED BY THIS NOTE.

                     12. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, Payor shall execute and deliver to Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, Payor may require Payee to deliver to Payor an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

                     13. Due Authorization. This Note has been duly authorized, executed and delivered by Payor and is the legal obligation of Payor, enforceable against Payor in accordance with its terms.


                     14. Indemnity. Payor shall indemnify and hold Payee harmless from and against any and all losses, liabilities, claims, damages or expenses arising out of the making or holding of the loan represented by this Note, including, without limitation, the fees and expenses of counsel.

              IN WITNESS WHEREOF, Payor has caused this Note to be duly executed and delivered as of the date first set forth above.


                                       FIDELITY HOLDINGS, INC.


                                       By:
                                                  -----------------------------
                                                  Name:
                                                  Title: